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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              AETHER SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


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
                         Delaware                                                52-2186634
          (State of Incorporation or Organization               (I.R.S. Employer Identification No.)

          11460 Cronridge Drive, Owings Mills, MD                                 21117
         (Address of Principal Executive Officer)                               (Zip Code)

If this form relates to the registration of a class of           If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange             securities pursuant to Section 12 (g) of the Exchange
Act and is effective pursuant to General Instruction             Act and is effective pursuant to General Instruction
A. (c), please check the following box. [ ]                      A. (d), please check the following box. [x]

Securities Act registration statement file number to which this form relates:           333-30852
                                                                                     (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

                 Title of Each Class              Name of Each Exchange on Which
                 to be so Registered              Each Class is to be Registered
                 -------------------              ------------------------------
                         None                                  None
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Securities to be registered pursuant to Section 12(g) of the Act: Convertible
Subordinated Notes due 2005


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Item 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        For a description of the Convertible Subordinated Notes due 2005 of the Registrant (the "Notes") being registered hereunder reference is hereby made to the information under the heading "Description of Notes" of the Registrant's
Prospectus forming a part of the Registrant's Registration Statement on Form S-1
(File No. 333-30852) filed with the Securities and Exchange Commission on
February 22, 2000, including any amendments thereto (the "Registration
Statement"). The aforementioned description in the Prospectus is hereby incorporated by reference herein and made a part of this registration statement.

Item 2.           EXHIBITS.

1. Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

2. By-Laws of Registrant, incorporated herein by reference from Exhibit 3.2 to the Registration Statement.

3.      Form of Note, incorporated herein by reference from Exhibit A to Exhibit
        4.2 to the Registration Statement.

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   AETHER SYSTEMS, INC.

Date:  March 13, 2000                              By     /s/ David S. Oros
                                                       ------------------------
                                                       Name:  David S. Oros
                                                       Title:  Chairman, CEO
                                                               and President

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                                  EXHIBIT INDEX

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
Exhibit No.                 Exhibit
-----------                 -------
1.             Certificate of Incorporation of Registrant, incorporated herein by reference from Exhibit 3.1 to the Registration Statement.

2.             By-Laws of Registrant, incorporated herein by reference from
               Exhibit 3.2 to the Registration Statement.

3.             Form of Note, incorporated herein by reference from Exhibit A to
               Exhibit 4.2 to the Registration Statement.
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